Item 1: Report to Shareholders

Dividend Growth Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Despite a sharp decline from mid-May through mid-July, U.S. stocks rose strongly in 2006, the market’s fourth consecutive year of gains since the end of the 2000–2002 bear market. Returns for the S&P 500 Index were considerably higher than in 2005, with the broad market benchmark rising nearly 16%. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year. Investors were also pleased that the Federal Reserve, which increased the federal funds target rate to 5.25% by midyear, refrained from raising it in the last six months in anticipation that slower economic growth would allow inflation to moderate over time.

Dividends continued to regain their importance for investment results. Our analysis shows that 57.6% of S&P 500 companies that paid a dividend in 2005 increased their payouts in 2006, and the average dividend per share rose 12.4% over the previous year. The number of index companies paying a dividend rose to 383, up from 377 in 2005. Even more important to our strategy, 48% of companies that raised their dividend had positive performance for the year while just 14% of non-dividend payers gained ground. More than two percentage points of the S&P’s total return in 2006 was attributable to reinvested dividends. There’s still room for improvement since the payout ratio on the S&P 500 stood at 30% at the end of the year, well below its long-term average of about 50%.

HIGHLIGHTS

• Stocks rallied in the second half, and the broad domestic market posted double-digit returns for the year.

• The fund generated solid gains and outpaced its Lipper peer group for the 6- and 12-month periods.

• Dividends continued to regain their importance, although there is room for improvement as dividend payouts are still below the long-term average.

• A slowing economy, stable interest rates, falling energy prices, and reasonable valuations provide a solid environment for the kind of consistent growth companies the fund owns.

Your fund enjoyed a strong second half and year, as shown in the Performance Comparison table. The fund outpaced its Lipper index of similar funds for both periods and the S&P 500 index for the year, although it narrowly trailed the broad market index during the second half. (Performance for the Advisor Class was slightly lower due to its differing fee structure.) Over the past six months, the fund’s performance relative to the S&P 500 was aided by our consumer discretionary holdings while information technology weighed on relative results. For the year, our industrials and business services and health care holdings were strong relative contributors while consumer discretionary hurt results.

PERFORMANCE REVIEW

Stocks in the financials sector performed well in the last six months, and the group was the top absolute contributor to fund performance. Brokerage and investment banking companies did best, led by Morgan Stanley and State Street, which benefited from favorable capital market conditions. Morgan Stanley appears to have received new life as a result of a change in management. Insurers benefited from a quiet hurricane season, which limited disaster-related claims. American International Group, Prudential Financial, and Marsh & McLennan were key contributors in the industry. Marsh & McLennan rebounded from a poor first half, although management’s decision to stick with the company’s controversial CEO has us keeping a close eye on the company. Diversified financial services firm Citigroup also performed well. For the year, Morgan Stanley, Swiss-based global financial company UBS, and Citigroup were among our top 10 contributors. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our consumer discretionary holdings were also key absolute contributors in the second half, as consumer spending got a boost from a sharp decline in oil and gas prices. Media stocks advanced, helped by some encouraging industry trends and leveraged buyout activity. McGraw-Hill and Time Warner were top-10 contributors for both the six months and year. Multiline retailers Target and Family Dollar Stores also performed admirably. Home Depot did well in the second half but was a detractor for the year due to poor performance in the first half. Carnival also rebounded but was among our largest detractors for the year.

Information technology shares made solid contributions to the fund in the last six months. Microsoft rebounded to become our second-best contributor for the second half. The company had been hit hard earlier in the year by delays in software launches and unexpected expenses. We like Microsoft for its market leadership and strong cash generation and expect its new Vista desktop operating system and Office 2007 productivity suite to drive attractive revenue and profit growth in 2007. Communications equipment maker Cisco Systems also gained as investors began to see the benefits of its acquisition of Scientific-Atlanta. Linear Technology was a major detractor for both the six months and year, while Intel’s modest second-half rebound left it on our top-10 detractors list as well.

Performance for our industrials and business services holdings were mixed during the past six months. While GE was a top-10 contributor, our previously strong freight-forwarding holdings, Expeditors International of Washington and C.H. Robinson Worldwide, fell sharply, as did another freight company, UPS. As we mentioned in our letter to shareholders six months ago, we stuck to our strategy of trimming Expeditors and C.H. Robinson as valuations expanded and the risk/reward balance became less enticing, so the decline was not as painful as it could have been. Nevertheless, we consider these to be terrific businesses due to limited asset—and thus limited capital—requirements. These companies are innovative, and demand for their services is exceptional.

The energy sector produced some of our best and worst contributors for the most recent six months. ExxonMobil was the fund’s top contributor for both the six months and year, and Chevron was another top-10 contributor for both periods. Energy equipment and services companies Baker Hughes and Diamond Offshore fell sharply, however, as the price of oil tumbled.

PORTFOLIO CHANGES

Public Service Enterprise Group (PSEG) is a new addition to the fund. PSEG and Exelon recently terminated a prolonged merger attempt because demands by the New Jersey regulators reduced the expected synergies. The stock sold off on the news, which presented us an opportunity. We are attracted to PSEG because it owns significant low-cost coal and nuclear-fueled generation. PSEG is trading at 13.8 times our 2007 expectations for earnings per share (EPS) compared with an average of 15 times for comparable companies, while PSEG’s asset base and ability to generate cash flow are among the highest in its peer group. On a free cash flow basis, we think PSEG looks cheap. For the nine months ended September 30, 2006, PSEG generated cash from operations of $1.4 billion against capital expenditures of $750 million. On an ongoing basis, we expect PSEG to generate approximately a 6% free cash flow yield, which should provide management with the flexibility to raise the dividend or buy back stock.

Prudential Financial, mentioned earlier as a top contributor, is a former fund holding that found its way back into the portfolio in the second half of 2006. It is a diversified life insurance company that we believe can steadily improve its return on equity (ROE) while growing earnings per share, book value, and dividends at better than 10% per year for at least the next three years. Prudential generates nearly 40% of its profit outside the U.S., where the company is growing at nearly 20% per year, thanks to its highly differentiated and difficult-to-duplicate business model. In addition to its strong international business, Prudential is gaining market share in the fast-growing variable annuity business in the U.S., thanks to its innovative product designs and expanding distribution channel. It also holds a favorable position in the asset management industry, particularly in the real estate and fixed-income sectors. These are all markets with strong long-term growth prospects driven by the increasing wave of baby boomer retirements. We believe Prudential shares are currently undervalued as the company is on the verge of deploying more than $10 billion in excess capital over the next several years and increasing its earnings per share by more than 10%. The stock currently trades at a very reasonable 13 price/earnings (P/E) multiple, a discount to the market despite the company’s above-average growth, steadily improving returns, and impressive excess capital position.

CIGNA is a leading national managed care company with nine million health care plan participants that has been successfully executing a turnaround after system and cost issues caused major service disruptions and customer losses in 2002. Despite solid progress over the last four years, its past challenges have tarnished its reputation among investors, often leading to exaggerated stock reaction to relatively minor issues. The fund capitalized on such an opportunity by initiating a position after the stock sold off 30% due to medical cost concerns, even though the company exceeded earnings estimates and increased guidance. The sell-off sent CIGNA to approximately eight times earnings despite an improving competitive position, reasonable earnings growth, and a very strong balance sheet (including significant excess subsidiary capital that appeared underappreciated by the market). The company also took advantage of the sell-off and subsequently deployed its excess capital in a shareholder-friendly manner by repurchasing approximately 18% of its outstanding shares this past year. The company should continue to return capital to shareholders while delivering steady earnings growth.

We built up our position in Tyco International in the second half of 2006. While Tyco has been a controversial stock over the years, we believe its upcoming breakup (expected in the second quarter of 2007) finally creates an opportunity to unlock value trapped within the conglomerate holding company. At current prices, we see little downside in the shares due to the current valuation (13.5 times free cash flow), strong cash flows generated by each of the company’s three segments, and balance sheets with reasonable debt levels. Based on 2008 earnings potential and valuation multiples that are still at 10%–15% discounts to peers, we believe these new entities can trade for a combined value of $38 in six to 12 months (from less than $30 at the end of 2006). If the valuation discounts are eliminated, we see a price target of $45 for the combined pieces over that time frame. With the ability to buy the stock in the high $20s and low $30s, we viewed this risk/return as very favorable.

We added Marriott International based on the company’s stable of strong brands, solid free cash flow generation and deployment, and savvy management team. The domestic lodging industry continues to benefit from a favorable balance of demand and supply. Although we expect hotel supply to grow over the next several years as we enter the latter stages of the lodging cycle, Marriott’s asset-light, fee-based business model uniquely positions it to benefit in this environment. In addition, international market growth continues to be robust, and Marriott’s brands remain attractive to hotel developers abroad. As a result, we estimate that Marriott should be able to grow EPS at approximately 20% annually over the next three years.

As always, our sales were due to shares reaching our price target, a worrisome change in underlying fundamentals, or because we uncovered a better idea. The sale of Quest Diagnostics, a leading national provider of diagnostic tests, was driven by both valuation and a change in fundamentals. The fund began selling its position as the stock approached our estimate of fair value. As we were trimming the stock, the company was notified that it lost its largest contract with UnitedHealth Group, a development that would materially hurt earnings. Even with the stock down on the news, we decided to exit our remaining position since the negative ramifications of the contract loss were going to have a multiyear—and possibly disproportionate earnings—impact that did not appear fully reflected by the market, even after the negative stock reaction. Furthermore, the aggressive behavior of the company’s primary competitor raised questions about the stability of the industry’s competitive dynamics.

We sold NiSource because it had reached our price target and we became less confident of the company’s ability to grow its earnings and dividend. We used the proceeds to purchase PSEG, where we felt the potential return characteristics were superior.

Several other sales were driven by valuation. Adobe Systems was a terrific stock but reached a point where the risk/reward relationship was no longer attractive. We trimmed our positions in Telus, a Canadian telecommunications company, and Omnicom, an advertising company, due to their terrific performance. Some sales were not by choice. Aramark, a company whose cash flow we admired, was taken out in a management-led buyout at a 20% premium.

OUTLOOK

The market’s recent appreciation for dividend-paying stocks is welcome, and we feel a sign of things to come. A slowing economy in an environment of stable interest rates, falling energy prices, and reasonable valuations for large-cap stocks causes us to be fairly optimistic for the year ahead. Consistent growth companies, the type that are common within the Dividend Growth Fund, tend to do well in a slowing environment. Essentially, growth becomes more “scarce,” and such companies attract the attention of investors. Thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 19, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Standard & Poor’s Stock Ratings: A computerized scoring system based on per share earnings and dividend records of the most recent 10 years and measured against a matrix derived from the scores of a large and representative sample of stocks.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 22.78	$ 22.92	$ 20.72	$ 16.76	$ 20.79
Investment activities					
Net investment income	0.35	0.25	0.26	0.22	0.20
Net realized and unrealized gain (loss)	3.35	0.52	2.19	3.97	(4.03)
Total from investment activities	3.70	0.77	2.45	4.19	(3.83)
Distributions					
Net investment income	(0.35)	(0.26)	(0.25)	(0.23)	(0.20)
Net realized gain	(0.77)	(0.65)	–	–	–
Total distributions	(1.12)	(0.91)	(0.25)	(0.23)	(0.20)
NET ASSET VALUE					
End of period	**$ 25.36**	**$ 22.78**	**$ 22.92**	**$ 20.72**	**$ 16.76**
Ratios/Supplemental Data					
Total return^	**16.45%**	**3.35%**	**11.90%**	**25.17%**	**(18.47)%**
Ratio of total expenses to average net assets	0.72%	0.75%	0.78%	0.83%	0.83%
Ratio of net investment income to average net assets	1.48%	1.09%	1.21%+	1.25%	1.08%
Portfolio turnover rate	19.6%	23.2%	16.5%	17.5%	20.4%
Net assets, end of period (in millions)	$ 871	$ 773	$ 754	$ 695	$ 531

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/06‡	12/29/05 Through 12/31/05‡
NET ASSET VALUE		
Beginning of period	$ 22.78	$ 22.88
Investment activities		
Net investment income	0.28*	–
Net realized and unrealized gain (loss)	3.34	(0.10)
Total from investment activities	3.62	(0.10)
Distributions		
Net investment income	(0.26)	–
Net realized gain	(0.77)	–
Total distributions	(1.03)	–
NET ASSET VALUE		
End of period	**$ 25.37**	**$ 22.78**

Ratios/Supplemental Data		
Total return^	**16.07%***	**(0.44)%**
Ratio of total expenses to average net assets	1.05%*	0.98%†
Ratio of net investment income (loss) to average net assets	1.15%*	(0.88)%†
Portfolio turnover rate	19.6%	23.2%
Net assets, end of period (in thousands)	$ 313	$ 249

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 96.2%		
CONSUMER DISCRETIONARY 13.1%		
Hotels, Restaurants & Leisure 1.9%		
Carnival	100,000	4,905
International Game Technology	150,000	6,930
Marriott, Class A	100,000	4,772
		16,607
Leisure Equipment & Products 0.5%		
Mattel	175,000	3,965
		3,965
Media 6.5%		
CBS, Class B	125,000	3,898
EchoStar Communications, Class A (1)	140,000	5,324
McGraw-Hill	140,000	9,523
Meredith	110,000	6,198
Omnicom	82,500	8,625
Time Warner	600,000	13,068
Tribune	140,000	4,309
Viacom, Class B (1)	142,500	5,847
		56,792
Multiline Retail 2.3%		
Family Dollar Stores	285,000	8,359
Target	210,000	11,981
		20,340
Specialty Retail 1.9%		
Home Depot	250,000	10,040
Ross Stores	220,000	6,446
		16,486
Total Consumer Discretionary		114,190

CONSUMER STAPLES 8.0%

Beverages 2.8%		
Coca-Cola	200,000	9,650
PepsiCo	160,000	10,008
Pernod-Ricard (EUR)	20,000	4,592
		24,250
Food & Staples Retailing 2.2%		
Sysco	160,000	5,882
Wal-Mart	85,000	3,925
Walgreen	200,000	9,178
		18,985
Food Products 1.5%		
General Mills	145,000	8,352
McCormick	130,000	5,013
		13,365
Household Products 0.4%		
Colgate-Palmolive	50,000	3,262
		3,262
Tobacco 1.1%		
Altria Group	110,000	9,440
		9,440
Total Consumer Staples		69,302

ENERGY 9.4%

Energy Equipment & Services 2.4%		
Baker Hughes	170,000	12,692
Diamond Offshore Drilling	102,500	8,194
		20,886
Oil, Gas & Consumable Fuels 7.0%		
BP, ADR	122,500	8,220

Chevron	170,000	12,500
CONSOL Energy	70,000	2,249
ExxonMobil	325,000	24,905
Total, ADR	185,000	13,305
		61,179
Total Energy		82,065

FINANCIALS 23.3%

Capital Markets 8.1%		
Ameriprise Financial	85,000	4,632
Bank of New York	210,000	8,268
Legg Mason	42,500	4,040
Mellon Financial	180,000	7,587
Morgan Stanley	135,000	10,993
Nuveen Investments	175,000	9,079
State Street	190,000	12,814
UBS (CHF)	224,000	13,600
		71,013
Commercial Banks 3.2%		
First Horizon National	100,000	4,178
U.S. Bancorp	310,000	11,219
Wells Fargo	340,000	12,090
		27,487
Consumer Finance 1.5%		
American Express	175,000	10,618
SLM Corporation	47,000	2,292
		12,910
Diversified Financial Services 2.4%		
Citigroup	380,000	21,166
		21,166

Insurance 6.1%		
American International Group	130,000	9,316
Axis Capital Holdings	155,000	5,172
Genworth Financial, Class A	250,000	8,553
Hartford Financial Services	95,000	8,864
Marsh & McLennan	220,000	6,745
Prudential Financial	110,000	9,445
XL Capital	67,500	4,861
		52,956
Real Estate Investment Trusts (REITs) 2.0%		
Archstone-Smith Trust, REIT	87,500	5,093
Global Signal, REIT	140,000	7,374
Vornado Realty Trust, REIT	44,000	5,346
		17,813
Total Financials		203,345
HEALTH CARE 10.6%		
Biotechnology 0.4%		
MedImmune (1)	100,000	3,237
		3,237
Health Care Equipment & Supplies 2.5%		
C R Bard	52,500	4,356
Dentsply International	150,000	4,477
Medtronic	160,000	8,562
Stryker	75,000	4,133
		21,528
Health Care Providers & Services 2.1%		
Cardinal Health	60,000	3,866
Caremark Rx	120,000	6,853
CIGNA	57,500	7,565
		18,284

Pharmaceuticals 5.6%		
Abbott Laboratories	100,000	4,871
Eli Lilly	90,000	4,689
Johnson & Johnson	135,000	8,913
Novartis (CHF)	142,000	8,179
Pfizer	400,000	10,360
Wyeth	235,000	11,966
		48,978
Total Health Care		92,027
INDUSTRIALS & BUSINESS SERVICES 13.2%		
Aerospace & Defense 3.0%		
General Dynamics	125,000	9,294
Honeywell International	155,000	7,012
Rockwell Collins	150,000	9,494
		25,800
Air Freight & Logistics 1.5%		
C H Robinson Worldwide	57,500	2,351
Expeditors International of Washington	89,500	3,625
UPS, Class B	100,000	7,498
		13,474
Building Products 0.7%		
Masco	200,000	5,974
		5,974
Industrial Conglomerates 4.8%		
GE	485,000	18,047
Roper Industries	242,500	12,183
Tyco International	375,000	11,400
		41,630
Machinery 2.1%		
Danaher	122,500	8,874

Deere	50,000	4,753
Illinois Tool Works	105,000	4,850
		18,477
Road & Rail 1.1%		
Union Pacific	105,000	9,662
		9,662
Total Industrials & Business Services		115,017
INFORMATION TECHNOLOGY 9.8%		
Communications Equipment 1.6%		
Cisco Systems (1)	205,000	5,603
Nokia, ADR	400,000	8,128
		13,731
Computers & Peripherals 0.4%		
Dell (1)	150,000	3,763
		3,763
IT Services 2.8%		
Automatic Data Processing	200,000	9,850
First Data	225,000	5,742
Paychex	87,500	3,460
Western Union	215,000	4,820
		23,872
Semiconductor & Semiconductor Equipment 3.2%		
Analog Devices	215,000	7,067
Applied Materials	170,000	3,137
Intel	250,000	5,062
Linear Technology	235,000	7,125
Microchip Technology	80,000	2,616
Xilinx	120,000	2,857
		27,864

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/06
Investment Income (Loss)	
Income	
Dividend	$ 17,525
Interest	87
Securities lending	52
Total income	17,664
Expenses	
Investment management	4,071
Shareholder servicing	
Investor Class	1,403
Custody and accounting	130
Prospectus and shareholder reports	
Investor Class	86
Advisor Class	4
Registration	64
Legal and audit	20
Proxy and annual meeting	11
Directors	10
Rule 12b-1 fees	
Advisor Class	1
Miscellaneous	11
Reductions of fees and expenses	
Expenses reimbursed by manager	(3)
Total expenses	5,808
Expenses paid indirectly	(1)
Net expenses	5,807
Net investment income	11,857
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	27,124
Foreign currency transactions	(18)
Net realized gain	27,106

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/06	12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 11,857	$ 8,287
Net realized gain	27,106	32,858
Change in net unrealized gain (loss)	84,914	(15,363)
Increase in net assets from operations	123,877	25,782
Distributions to shareholders		
Net investment income		
Investor Class	(11,692)	(8,701)
Advisor Class	(3)	–
Net realized gain		
Investor Class	(25,779)	(21,507)
Advisor Class	(9)	–
Decrease in net assets from distributions	(37,483)	(30,208)
Capital share transactions*		
Shares sold		
Investor Class	115,920	122,092
Advisor Class	23	250
Distributions reinvested		
Investor Class	35,161	28,623
Advisor Class	12	–
Shares redeemed		
Investor Class	(139,538)	(126,656)
Increase in net assets from capital share transactions	11,578	24,309
Net Assets		
Increase during period	97,972	19,883
Beginning of period	773,658	753,775
End of period	**$ 871,630**	**$ 773,658**
Undistributed net investment income	162	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and Dividend Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $153,513,000 and $173,973,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $590,657,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. Pursuant to this agreement, expenses in the amount of $3,000 were reimbursed by the manager during the year ended December 31, 2006 and remain subject to repayment at December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $74,000 for Price Associates, $783,000 for T. Rowe Price Services, Inc., and $332,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,041,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $23,742,000 and $18,162,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 335,248 shares of the Investor Class and 11,388 shares of the Advisor Class, aggregating 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $2,880,000 from short-term capital gains,

• $27,553,000 from long-term capital gains, of which $27,522,000 was subject to the 15% rate gains category, and $31,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $15,379,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $12,624,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1992	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1992	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company,and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Dividend Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Dividend Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Dividend Growth Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
President, Dividend Growth Fund	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Dividend Growth Fund	T. Rowe Price Investment Services, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price; formerly
Vice President, Dividend Growth Fund	Healthcare Equity Analyst, Putnam Investments
(to 2004) and student, Harvard Business
School (to 2003)

Timothy E. Parker (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc.

Karen M. Regan (1967)	Vice President, T. Rowe Price
Vice President, Dividend Growth Fund

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Dividend Growth Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Dividend Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007